UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2014

Date of reporting period:	January 31, 2014

Item 1. Schedule of Investments:

Putnam Absolute Return 100 Fund

The fund's portfolio
1/31/14 (Unaudited)

CORPORATE BONDS AND NOTES (38.0%)(a)
		Principal amount	Value

Banking (18.0%)

ABN Amro Bank NV 144A sr. unsec. FRN notes 1.035s, 2016 (Netherlands)		$2,000,000	$2,008,717

American Express Bank FSB sr. unsec. FRN notes Ser. BKNT, 0.46s, 2017		586,000	582,120

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)		415,000	410,379

Banco Santander Chile 144A sr. unsec. FRN notes 2.117s, 2018 (Chile)		500,000	499,476

Bank of America NA unsec. sub. FRN notes Ser. BKNT, 0.523s, 2016		1,740,000	1,722,967

Bank of New York Mellon Corp. (The) sr. unsec. FRN notes 0.467s, 2015		1,700,000	1,701,148

Bank of Nova Scotia sr. unsec. unsub. FRN notes 0.643s, 2016 (Canada)		1,300,000	1,301,939

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub. FRN notes 0.898s, 2014 (Japan)		250,000	250,080

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub. FRN notes 0.687s, 2016 (Japan)		1,000,000	999,379

Barclays Bank PLC sr. unsec. unsub. notes 5.2s, 2014 (United Kingdom)		1,300,000	1,327,505

BB&T Corp. unsec. sub. notes 5.2s, 2015		1,000,000	1,075,235

BBVA US Senior SAU bank guaranty sr. unsec. unsub. notes 3 1/4s, 2014 (Spain)		1,450,000	1,458,421

BPCE SA company guaranty sr. unsec. FRN notes Ser. MTN, 1.489s, 2016 (France)		1,000,000	1,012,969

Branch Banking & Trust Co. unsec. sub. FRN notes 0.564s, 2016		250,000	248,153

Capital One Financial Corp. sr. unsec. unsub. FRN notes 1.389s, 2014		1,955,000	1,962,075

Citigroup, Inc. sr. unsec. sub. FRN notes 0.512s, 2016		500,000	491,599

Citigroup, Inc. sr. unsec. unsub. FRN notes 0.518s, 2014		650,000	649,660

Credit Agricole SA/London 144A sr. unsec. FRN notes 1.399s, 2016 (United Kingdom)		1,950,000	1,973,460

Danske Bank A/S 144A sr. unsec. unsub. FRN notes 1.292s, 2014 (Denmark)		1,500,000	1,502,282

Dexia Credit Local SA/New York 144A government guaranty sr. unsec. unsub. notes 1 1/4s, 2016 (France)		2,000,000	2,008,789

HSBC Finance Corp. sr. unsec. unsub. FRN notes 0.669s, 2016		1,000,000	998,427

ING Bank NV 144A bonds 2 1/2s, 2016 (Netherlands)		129,000	133,208

ING Bank NV 144A sr. unsec. notes 2 3/8s, 2014 (Netherlands)		420,000	422,856

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)		620,000	658,812

JPMorgan Chase & Co. sr. unsec. unsub. notes 3.7s, 2015		500,000	514,130

JPMorgan Chase Bank, NA unsec. sub. FRN notes 0.574s, 2016		1,000,000	991,380

KeyBank NA/Cleveland, OH unsec. sub. notes Ser. MTN, 5.45s, 2016		1,115,000	1,213,882

Lloyds Bank PLC 144A bank guaranty sr. unsec. notes 4 3/8s, 2015 (United Kingdom)		1,000,000	1,034,400

Mizuho Financial Group Cayman, Ltd. 144A unsec. sub. notes 5.79s, 2014 (Japan)		1,000,000	1,010,013

National Australia Bank, Ltd./New York sr. unsec. notes 1.6s, 2015 (Australia)		750,000	761,550

Nordea Bank AB 144A sr. unsec. FRN notes 0.699s, 2016 (Sweden)		1,525,000	1,527,785

PNC Funding Corp. sr. unsec. notes 3s, 2014		1,500,000	1,512,129

Regions Financial Corp. sr. unsec. unsub. notes 7 3/4s, 2014		1,513,000	1,595,564

Royal Bank of Canada sr. unsec. unsub. FRN notes Ser. GMTN, 0.702s, 2016 (Canada)		1,000,000	1,003,884

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018 (United Kingdom)		1,535,000	1,585,655

Santander US Debt SAU 144A bank guaranty sr. unsec. unsub. notes 3.724s, 2015 (Spain)		500,000	511,064

Standard Chartered PLC 144A sr. unsec. unsub. notes 5 1/2s, 2014 (United Kingdom)		1,400,000	1,455,096

Sumitomo Mitsui Banking Corp. 144A sr. unsec. FRN notes 1.187s, 2014 (Japan)		1,000,000	1,003,873

Svenska Handelsbanken AB sr. unsec. FRN notes 0.696s, 2016 (Sweden)		1,000,000	1,001,507

UBS AG/Stamford, CT unsec. sub. notes 7 3/8s, 2015		775,000	841,473

US Bank NA unsec. sub. notes 4.8s, 2015		1,450,000	1,520,405

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)		200,000	210,500

Wachovia Bank NA sr. unsec. sub. FRN notes Ser. BKNT, 0.622s, 2014		1,250,000	1,251,858

Westpac Banking Corp. 144A sr. unsec. FRN notes 0.977s, 2014 (Australia)		400,000	400,431

			46,346,235
Basic materials (0.4%)

BHP Billiton Finance USA, Ltd. company guaranty sr. unsec. FRN notes 0.508s, 2014 (Australia)		500,000	500,051

LyondellBasell Industries NV sr. unsec. notes 6s, 2021		255,000	296,447

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s, 2019 (Australia)		245,000	321,550

			1,118,048
Capital goods (0.8%)

Caterpillar Financial Services Corp. sr. unsec. FRN notes 0.537s, 2014		1,500,000	1,500,531

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018		505,000	518,749

			2,019,280
Communication services (1.4%)

AT&T, Inc. sr. unsec. unsub. FRN notes 0.624s, 2016		1,000,000	999,086

BellSouth Corp. sr. unsec. unsub. bonds 5.2s, 2014		500,000	514,316

Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2015		447,000	471,888

SBA Tower Trust 144A company guaranty mtge. notes 4.254s, 2015		625,000	632,308

Verizon Communications, Inc. sr. unsec. unsub. FRN notes 1.773s, 2016		1,000,000	1,030,712

			3,648,310
Consumer cyclicals (1.8%)

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		465,000	533,588

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN notes 1.489s, 2016		1,000,000	1,016,355

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 5 3/4s, 2014		1,250,000	1,278,129

Viacom, Inc. sr. unsec. notes 4 3/8s, 2014		310,000	317,204

Volkswagen International Finance NV 144A company guaranty sr. unsec. FRN notes 0.675s, 2016 (Germany)		1,000,000	999,720

Volkswagen International Finance NV 144A company guaranty sr. unsec. notes 1 5/8s, 2015 (Germany)		500,000	505,710

			4,650,706
Consumer finance (0.4%)

American Express Credit Corp. sr. unsec. sub. FRN notes 1.342s, 2015		900,000	911,621

			911,621
Consumer staples (2.1%)

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. FRN notes 0.429s, 2017		700,000	700,419

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2014		914,000	948,687

ConAgra Foods, Inc. sr. unsec. notes 5 7/8s, 2014		500,000	505,422

ConAgra Foods, Inc. sr. unsec. unsub. notes 1.35s, 2015		1,000,000	1,009,353

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016		400,000	453,500

Costco Wholesale Corp. sr. unsec. unsub. notes 0.65s, 2015		320,000	321,348

Delhaize Group company guaranty sr. unsec. notes 4 1/8s, 2019 (Belgium)		416,000	433,480

Foster's Finance Corp. 144A company guaranty sr. unsec. notes 4 7/8s, 2014		1,000,000	1,027,319

			5,399,528
Energy (0.5%)

EnCana Holdings Finance Corp. company guaranty sr. unsec. unsub. notes 5.8s, 2014 (Canada)		1,210,000	1,225,484

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031		25,000	31,646

Shell International Finance BV company guaranty sr. unsec. unsub. notes 0 5/8s, 2015 (Netherlands)		125,000	125,434

			1,382,564
Financial (0.4%)

General Electric Capital Corp. sr. unsec. FRN notes Ser. GMTN, 0.892s, 2016		500,000	504,659

General Electric Capital Corp. sr. unsec. unsub. FRN notes Ser. MTN, 0.87s, 2014		500,000	500,289

			1,004,948
Health care (0.5%)

Mylan, Inc./PA 144A sr. unsec. notes 1.8s, 2016		1,000,000	1,015,308

Zoetis, Inc. sr. unsec. notes 1.15s, 2016		265,000	266,316

			1,281,624
Insurance (2.3%)

Aflac, Inc. sr. unsec. notes 3.45s, 2015		1,000,000	1,043,783

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB bonds 8 1/8s, 2038		235,000	273,775

Liberty Mutual Group, Inc. 144A sr. unsec. notes 5 3/4s, 2014		1,000,000	1,005,535

Metropolitan Life Global Funding I 144A notes 3s, 2023		790,000	756,060

New York Life Global Funding 144A notes 3s, 2015		930,000	958,990

Principal Life Global Funding II 144A notes 1s, 2015		260,000	261,155

Prudential Covered Trust 2012-1 144A company guaranty mtge. notes 2.997s, 2015		1,440,750	1,485,869

			5,785,167
Investment banking/Brokerage (1.3%)

Deutsche Bank AG unsec. sub. FRN notes Ser. EMTN, 1.038s, 2015 (Germany)		585,000	583,538

Goldman Sachs Group, Inc. (The) sr. unsec. FRN notes 1.238s, 2014		1,000,000	1,000,043

Macquarie Group, Ltd. 144A sr. unsec. notes 7.3s, 2014 (Australia)		700,000	721,376

Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 4.1s, 2015		1,000,000	1,033,522

			3,338,479
Real estate (4.8%)

Boston Properties, LP sr. unsec. unsub. notes 5 5/8s, 2015(R)		720,000	762,653

Boston Properties, LP sr. unsec. unsub. notes 5s, 2015(R)		500,000	527,781

ERP Operating LP sr. unsec. unsub. notes 5 1/4s, 2014(R)		1,000,000	1,028,270

HCP, Inc. sr. unsec. unsub. notes 2.7s, 2014(R)		1,000,000	999,991

Hospitality Properties Trust sr. unsec. notes 7 7/8s, 2014(R)		800,000	801,593

Kimco Realty Corp. sr. unsec. notes Ser. MTN, 4.904s, 2015(R)		900,000	938,038

Kimco Realty Corp. sr. unsec. unsub. notes 4.82s, 2014(R)		450,000	455,933

Mid-America Apartments LP 144A sr. unsec. notes 6 1/4s, 2014(R)		1,000,000	1,019,904

Regency Centers LP company guaranty sr. unsec. unsub. notes 4.95s, 2014		1,250,000	1,260,437

Simon Property Group LP sr. unsec. unsub. notes 5.1s, 2015(R)		700,000	742,556

Simon Property Group LP sr. unsec. unsub. notes 4.2s, 2015(R)		770,000	791,348

UDR, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2015(R)		500,000	520,272

Ventas Realty LP/Ventas Capital Corp. company guaranty sr. unsec. unsub. notes 3 1/8s, 2015(R)		1,400,000	1,456,087

WEA Finance, LLC/ WT Finance Aust. Pty. Ltd. 144A company guaranty sr. unsec. notes 5 3/4s, 2015		1,000,000	1,074,777

			12,379,640
Technology (0.4%)

Western Union Co. (The) sr. unsec. unsub. FRN notes 1.239s, 2015		1,000,000	1,003,224

			1,003,224
Transportation (0.6%)

Burlington Northern Santa Fe, LLC sr. unsec. notes 7s, 2014		1,000,000	1,000,000

Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018		91,723	99,290

Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648s, 2017		94,780	100,348

Federal Express Corp. 2012 Pass Through Trust 144A notes 2 5/8s, 2018		374,927	379,662

			1,579,300
Utilities and power (2.3%)

Ameren Corp. sr. unsec. notes 8 7/8s, 2014		240,000	245,297

Dayton Power & Light Co. (The) 144A sr. mortgage bonds 1 7/8s, 2016		1,500,000	1,515,205

DTE Energy Co. sr. unsec. unsub. notes 7 5/8s, 2014		700,000	713,853

Duke Energy Carolinas, LLC sr. unsec. unsub. notes 6.3s, 2014		400,000	399,992

Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)		260,000	256,100

Potomac Edison Co. (The) sr. unsub. notes 5 1/8s, 2015		750,000	793,140

Progress Energy, Inc. sr. unsec. unsub. notes 6.05s, 2014		1,000,000	1,006,208

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A, 9 1/2s, 2019		654,000	853,430

			5,783,225

Total corporate bonds and notes (cost $96,966,763)			$97,631,899

MORTGAGE-BACKED SECURITIES (29.6%)(a)
		Principal amount	Value

Agency collateralized mortgage obligations (12.0%)

Federal Home Loan Mortgage Corp.
IFB Ser. 2976, Class LC, 23.833s, 2035		$37,014	$54,337
Ser. 2430, Class UD, 6s, 2017		55,537	58,718
IFB Ser. 4240, Class SA, IO, 5.84s, 2043		1,998,561	462,427
IFB Ser. 311, Class S1, IO, 5.79s, 2043		8,871,034	1,984,903
IFB Ser. 314, Class AS, IO, 5.73s, 2043		7,676,003	1,691,681
Ser. 3724, Class CM, 5 1/2s, 2037		129,784	141,586
Ser. 2533, Class HB, 5 1/2s, 2017		116,226	122,851
Ser. 3331, Class NV, 5s, 2029		264,000	278,313
Ser. 2513, Class DB, 5s, 2017		64,362	68,048
Ser. 3539, Class PM, 4 1/2s, 2037		111,131	115,942
Ser. 3730, Class PL, 4 1/2s, 2033		43,992	44,289
Ser. 3697, Class BM, 4 1/2s, 2031		47,745	48,428
Ser. 2931, Class AM, 4 1/2s, 2019		27,854	28,310
Ser. 3805, Class AK, 3 1/2s, 2024		150,888	156,761
Ser. 3876, Class CA, 2 3/4s, 2026		164,838	169,730
Ser. 3683, Class JH, 2 1/2s, 2023		73,175	74,011
Ser. 3609, Class LK, 2s, 2024		864,248	879,356
Ser. T-8, Class A9, IO, 0.469s, 2028		168,143	1,787
Ser. T-59, Class 1AX, IO, 0.274s, 2043		389,820	4,812
Ser. T-48, Class A2, IO, 0.212s, 2033		578,587	5,673
Ser. 3835, Class FO, PO, zero %, 2041		2,989,603	2,470,608
FRB Ser. T-54, Class 2A, IO, zero %, 2043		231,975	18

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.968s, 2031		200,805	255,784
IFB Ser. 05-75, Class GS, 19.776s, 2035		312,414	419,099
IFB Ser. 11-4, Class CS, 12.584s, 2040		434,825	514,403
Ser. 06-10, Class GC, 6s, 2034		1,212,118	1,248,482
IFB Ser. 13-101, Class AS, IO, 5.792s, 2043		2,183,391	500,215
IFB Ser. 13-92, Class SA, IO, 5.792s, 2043		4,510,659	1,096,992
IFB Ser. 13-103, Class SK, IO, 5.762s, 2043		4,636,671	1,073,100
IFB Ser. 13-102, Class SH, IO, 5.742s, 2043		4,394,726	967,279
Ser. 06-124, Class A, 5 5/8s, 2036		80,393	83,591
Ser. 05-68, Class PC, 5 1/2s, 2035		104,710	112,907
Ser. 09-86, Class PC, 5s, 2037		1,535,997	1,566,717
Ser. 02-65, Class HC, 5s, 2017		43,264	45,340
Ser. 09-100, Class PA, 4 1/2s, 2039		46,184	47,626
Ser. 11-60, Class PA, 4s, 2039		96,527	101,012
Ser. 03-43, Class YA, 4s, 2033		643,653	663,105
Ser. 11-89, Class VA, 4s, 2023		887,599	910,773
Ser. 11-111, Class VA, 4s, 2023		382,522	388,021
Ser. 11-111, Class VC, 4s, 2023		230,455	232,255
Ser. 04-2, Class QL, 4s, 2019		304,560	320,699
Ser. 418, Class C15, IO, 3 1/2s, 2043		2,623,547	596,037
Ser. 10-155, Class A, 3 1/2s, 2025		73,564	74,701
Ser. 10-81, Class AP, 2 1/2s, 2040		304,167	307,457
Ser. 03-W10, Class 1, IO, 1.115s, 2043		79,089	2,434
Ser. 98-W5, Class X, IO, 0.918s, 2028		309,054	15,260
Ser. 98-W2, Class X, IO, 0.739s, 2028		1,069,437	62,161
Ser. 03-W1, Class 2A, IO, zero %, 2042		487,832	38

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.808s, 2041		1,194,934	1,817,303
IFB Ser. 10-158, Class SD, 14.529s, 2040		377,000	450,300
IFB Ser. 11-70, Class WS, 9.386s, 2040		1,272,000	1,233,166
IFB Ser. 11-72, Class SE, 7.197s, 2041		2,689,000	2,487,217
IFB Ser. 11-56, Class MI, IO, 6.293s, 2041		1,524,864	347,227
IFB Ser. 12-34, Class SA, IO, 5.893s, 2042		2,044,646	434,037
Ser. 09-79, Class MB, 5s, 2034		76,958	77,352
Ser. 09-32, Class AB, 4s, 2039		75,825	79,018
Ser. 08-31, Class PN, 4s, 2036		25,584	25,877
Ser. 08-38, Class PS, 3 1/2s, 2037		57,419	58,438
Ser. 09-93, Class EJ, 3 1/2s, 2035		32,588	33,010
Ser. 13-23, Class IK, IO, 3s, 2037		16,747,072	2,971,433
Ser. 10-151, Class KO, PO, zero %, 2037		373,215	319,876

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.824s, 2027		82,318	617
Ser. 98-3, IO, 0.102s, 2027		49,307	724
Ser. 98-2, IO, zero %, 2027		42,533	306
Ser. 98-4, IO, zero %, 2026		65,543	1,613

Structured Asset Securities Corp. 144A IFB Ser. 07-4, Class 1A3, IO, 5.997s, 2045		226,561	39,648

			30,845,239
Commercial mortgage-backed securities (15.6%)

Banc of America Commercial Mortgage Trust
Ser. 07-2, Class A2, 5.634s, 2049		85,396	86,250
Ser. 04-3, Class D, 5.412s, 2039		626,000	638,276
Ser. 06-5, Class A2, 5.317s, 2047		1,052,774	1,058,642
Ser. 06-6, Class A2, 5.309s, 2045		44,619	44,740
Ser. 04-4, Class D, 5.073s, 2042		200,000	204,500
Ser. 07-1, Class XW, IO, 0.345s, 2049		1,044,613	9,289

Banc of America Commercial Mortgage Trust 144A
Ser. 04-4, Class XC, IO, 0.812s, 2042		982,794	2,511
Ser. 02-PB2, Class XC, IO, 0.627s, 2035		1,288,249	652

Bear Stearns Commercial Mortgage Securities Trust Ser. 05-PWR9, Class AJ, 4.985s, 2042		365,000	371,680

Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW11, Class B, 5.439s, 2039		433,000	437,590

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ, 4.96s, 2043		700,000	708,750

Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8, Class D, 4.878s, 2045		1,309,000	1,209,385

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049		613,000	642,853
FRB Ser. 04-LB3A, Class E, 5.436s, 2037		1,000,000	1,012,300
Ser. 05-C6, Class AJ, 5.209s, 2044		1,110,000	1,156,561
Ser. 12-CR1, Class AM, 3.912s, 2045		301,000	305,970

COMM Mortgage Trust 144A FRB Ser. 13-CR12, Class D, 5.086s, 2046		783,000	715,589

Credit Suisse First Boston Mortgage Securities Corp.
Ser. 02-CP5, Class E, 5.339s, 2035		393,528	393,903
Ser. 03-CPN1, Class E, 4.891s, 2035		462,000	462,000

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040		427,385	470,123
Ser. 03-C3, Class AX, IO, 1.496s, 2038		729,904	7

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4, Class A2, 5.76s, 2039		740,905	741,222

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049		2,192,215	2,195,641

First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class F, 5.35s, 2035		417,943	422,645

GE Capital Commercial Mortgage Corp.
Ser. 07-C1, Class A3, 5.481s, 2049		973,000	998,834
FRB Ser. 05-C1, Class D, 4.949s, 2048		972,000	946,825

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 04-C1, Class F, 5.088s, 2038		894,000	896,235
Ser. 05-C3, Class XC, IO, 0.161s, 2045		58,841,639	144,852

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3, Class AJ, 4.915s, 2041		410,000	419,131

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class B, 4.894s, 2042		1,046,000	1,063,782

GS Mortgage Securities Trust
Ser. 06-GG6, Class A2, 5.506s, 2038		35,079	35,211
Ser. 05-GG4, Class B, 4.841s, 2039		1,442,000	1,450,940
FRB Ser. 12-GCJ9, Class XA, IO, 2.386s, 2045		2,857,616	376,180

GS Mortgage Securities Trust 144A
FRB Ser. GC10, Class D, 4.415s, 2046		628,000	553,959
Ser. 11-GC5, Class XA, IO, 1.721s, 2044		5,155,173	340,757

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 08-C2, Class ASB, 6 1/8s, 2051		342,866	367,439
Ser. 04-CB8, Class B, 4 1/2s, 2039		943,000	944,226
IO, 1.991s, 2045		9,809,458	997,622

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.071s, 2051		299,500	310,132
FRB Ser. 04-CB9, Class B, 5.661s, 2041		372,000	382,490
FRB Ser. 06-LDP6, Class B, 5.502s, 2043		305,000	301,994
FRB Ser. 05-CB11, Class C, 5.47s, 2037		500,000	528,069
Ser. 04-LN2, Class A2, 5.115s, 2041		851,245	861,403
FRB Ser. 13-C10, Class D, 4.16s, 2047		313,000	274,791

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class E, 5.541s, 2046		260,000	270,346
FRB Ser. 12_LC9, Class D, 4.427s, 2047		326,000	313,434

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452s, 2039		350,000	376,269
Ser. 06-C7, Class A2, 5.3s, 2038		408,285	423,620
FRB Ser. 04-C6, Class D, 5.147s, 2036		499,000	505,342
Ser. 07-C2, Class XW, IO, 0.538s, 2040		922,195	15,221

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.841s, 2050		937,737	966,006
Ser. 04-KEY2, Class D, 5.046s, 2039		416,000	418,330

Merrill Lynch Mortgage Trust 144A Ser. 05-MCP1, Class XC, IO, 0.59s, 2043		49,087,235	306,108

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB Ser. 06-4, Class A2FL, 0.28s, 2049		190,558	190,320

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A Ser. 06-4, Class XC, IO, 0.21s, 2049		60,605,077	739,382

Morgan Stanley Bank of America Merrill Lynch Trust FRB Ser. 13-C11, Class C, 4.419s, 2046		427,000	415,706

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.65s, 2042		413,000	446,164
Ser. 07-IQ14, Class A2, 5.61s, 2049		218,053	220,196
FRB Ser. 07-HQ12, Class A2, 5.601s, 2049		93,318	93,784

Morgan Stanley Capital I Trust 144A FRB Ser. 04-HQ3, Class K , 5.748s, 2041		341,000	352,799

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043(F)		555,796	556,964

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.958s, 2049		300,000	308,550
Ser. 12-C4, Class XA, IO, 1.878s, 2045		3,609,004	405,425
Ser. 12-C2, Class XA, IO, 1.792s, 2063		5,530,766	490,070

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C24, Class AJ, 5.658s, 2045		658,000	652,144
Ser. 05-C17, Class D, 5.396s, 2042		580,000	595,486
Ser. 06-C29, Class AM, 5.339s, 2048		570,000	622,911
FRB Ser. 05-C20, Class B, 5.241s, 2042		1,020,000	1,047,726
Ser. 06-C29, IO, 0.4s, 2048		36,061,833	390,910

Wachovia Bank Commercial Mortgage Trust 144A Ser. 07-C31, IO, 0.218s, 2047		85,354,165	506,790

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class C, 4.304s, 2046		500,000	481,500

WF-RBS Commercial Mortgage Trust Ser. 13-C17, Class XA, IO, 1.619s, 2046		6,584,515	614,212

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class D, 5.248s, 2044		945,000	918,077
FRB Ser. 11-C4, Class E, 5.248s, 2044		535,000	527,179
FRB Ser. 12-C10, Class D, 4.46s, 2045		304,000	274,826
FRB Ser. 13-C11, Class D, 4.184s, 2045		295,000	259,416

			40,191,164
Residential mortgage-backed securities (non-agency) (2.0%)

Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15 3/4s, 2036		256,097	142,416
Ser. 12-RR10, Class 8A2, 4s, 2036		523,544	518,989

Barclays Capital, LLC Trust 144A FRB Ser. 13-RR2, Class 3A2, 7.555s, 2036		590,000	547,225

MortgageIT Trust FRB, Step Ser. 05-1, Class 1M1, 0.638s, 2035		1,036,641	938,201

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.208s, 2046		1,015,725	888,455
FRB Ser. 2004-AR13, Class A1B2, 0.678s, 2034		670,218	613,249
FRB Ser. 05-AR17, Class A1B2, 0.568s, 2045		1,630,763	1,390,225

			5,038,760

Total mortgage-backed securities (cost $73,939,489)			$76,075,163

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (2.2%)(a)
		Principal amount	Value

U.S. Government Agency Mortgage Obligations (2.2%)

Federal Home Loan Mortgage Corporation 4 1/2s, October 1, 2018		$45,580	$47,768

Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, September 1, 2017		306,966	325,543
4 1/2s, August 1, 2018		38,094	40,689

Federal National Mortgage Association Pass-Through Certificates
6s, with due dates from September 1, 2018 to September 1, 2019		131,259	139,438
4 1/2s, TBA, February 1, 2044		1,000,000	1,072,813
4s, TBA, February 1, 2044		2,000,000	2,095,156
3s, TBA, February 1, 2044		2,000,000	1,944,844

			5,666,251

Total U.S. government and agency mortgage obligations (cost $5,585,460)			$5,666,251

U.S. TREASURY OBLIGATIONS (—%)(a)
		Principal amount	Value

U.S. Treasury Notes 2s, September 30, 2020		$58,000	$57,787

Total U.S. treasury obligations (cost $57,965)			$57,787

MUNICIPAL BONDS AND NOTES (1.2%)(a)
		Principal amount	Value

Union Cnty., AR Indl. Dev. VRDN (Del-Tin Fiber, LLC), 0.29s, 10/1/27		$1,700,000	$1,700,000

WI Hsg. & Econ. Dev. Auth. VRDN, Ser. D, 0.43s, 3/1/38		1,500,000	1,500,000

Total municipal bonds and notes (cost $3,200,000)			$3,200,000

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.7%)(a)
		Principal amount/units	Value

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)		$1,340,000	$1,155,750

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)		200,000	212,600

Korea Development Bank sr. unsec. unsub. notes 4s, 2016 (South Korea)		300,000	319,598

Total foreign government and agency bonds and notes (cost $1,822,103)			$1,687,948

PURCHASED SWAP OPTIONS OUTSTANDING (—%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International

2.79625/3 month USD-LIBOR-BBA/May-24	May-14/2.79625	$3,279,700	$30,600

Total purchased swap options outstanding (cost $37,225)			$30,600

SHORT-TERM INVESTMENTS (30.0%)(a)
		Principal amount/shares	Value

Putnam Short Term Investment Fund 0.07%(AFF)		39,335,158	$39,335,158

AmerisourceBergen Corp. commercial paper with an effective yield of 0.165%, February 3, 2014		$1,500,000	1,499,982

AXA Financial, Inc. commercial paper with a yield of 0.341%, July 30, 2014		1,500,000	1,497,150

AXA Financial, Inc. 144A commercial paper with a yield of 3.132%, August 6, 2014		1,000,000	997,990

British Telecommunications PLC commercial paper with a yield of 0.740%, March 10, 2014		1,000,000	999,239

British Telecommunications PLC commercial paper with an effective yield of 0.206%, March 7, 2014		900,000	899,805

Canadian Imperial Bank of Commerce/New York, NY FRN certificate of deposit 0.538%, November 26, 2014		1,000,000	1,002,061

Canadian Natural Resources, Ltd. commercial paper with a yield of 0.280%, March 4, 2014		1,500,000	1,499,638

CAFCO, LLC asset-backed commercial paper with an effective yield of 0.683%, February 26, 2014		600,000	599,713

CRC Funding, LLC asset-backed commercial paper with a yield of 0.502%, August 1, 2014		1,000,000	998,630

CRC Funding, LLC asset-backed commercial paper with a yield of 0.695%, February 28, 2014		300,000	299,845

DCP Midstream Operating, LP commercial paper with a yield of 0.801%, February 24, 2014		500,000	499,744

DCP Midstream Operating, LP commercial paper with a yield of 0.600%, February 3, 2014		1,000,000	999,967

Electricite De France SA commercial paper with a yield of 0.563%, January 6, 2015		1,000,000	995,095

ENI Finance USA, Inc. commercial paper with a yield of 0.471%, May 2, 2014		1,519,000	1,517,959

Entergy Corp. commercial paper with a yield of 0.620%, February 13, 2014		1,500,000	1,499,690

Glencore Funding, LLC 144A commercial paper with an effective yield of 0.523%, April 16, 2014		1,500,000	1,499,094

KCP&L Greater Missouri Operations Co. 144A commercial paper with a yield of 0.520%, February 3, 2014		1,500,000	1,499,957

Kroger Co. (The) commercial paper with a yield of 0.220%, February 5, 2014		1,500,000	1,499,963

Marriott International, Inc./DE 144A commercial paper with a yield of 0.290%, February 19, 2014		1,500,000	1,499,783

Molson Coors Brewing Co. commercial paper with a yield of 0.400%, February 12, 2014		1,500,000	1,499,817

National Grid USA 144A commercial paper with a yield of 0.330%, March 25, 2014		1,500,000	1,499,285

Nissan Motor Acceptance Corp. commercial paper with an effective yield of 0.265%, March 17, 2014		1,500,000	1,499,505

Svenska Handelsbanken/New York, NY FRN certificate of deposit 1.038%, July 17, 2014		850,000	850,337

Time Warner Cable, Inc. commercial paper with a yield of 0.320%, March 3, 2014		1,500,000	1,499,600

TransCanada America Investments commercial paper with a yield of 0.370%, March 18, 2014		1,700,000	1,699,214

UBS AG/Stamford, CT certificate of deposit 0.520%, February 26, 2014		500,000	500,000

Union Electric Co. commercial paper with a yield of 0.500%, February 21, 2014		1,200,000	1,199,667

Wyndham Worldwide Corp. commercial paper with a yield of 0.610%, February 7, 2014		1,500,000	1,499,848

U.S. Treasury Bills with an effective yield of 0.11%, July 24, 2014(SEG)		100,000	99,973

U.S. Treasury Bills with effective yields ranging from 0.10% to 0.13%, April 3, 2014		630,000	629,982

U.S. Treasury Bills with effective yields ranging from 0.09% to 0.13%, August 21, 2014(SEG)(SEGSF)(SEGCCS)		3,212,000	3,210,892

U.S. Treasury Bills with effective yields ranging from 0.09% to 0.13%, May 29, 2014(SEG)(SEGSF)(SEGCCS)		427,000	426,956

Total short-term investments (cost $77,248,556)			$77,255,539

TOTAL INVESTMENTS

Total investments (cost $258,857,561)(b)			$261,605,187

FORWARD CURRENCY CONTRACTS at 1/31/14 (aggregate face value $189,326) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	British Pound	Sell	3/19/14	$85,455	$85,020	$(435)
Deutsche Bank AG
	British Pound	Sell	3/19/14	2,958	2,942	(16)
State Street Bank and Trust Co.
	British Pound	Sell	3/19/14	101,889	101,364	(525)

Total						$(976)

FUTURES CONTRACTS OUTSTANDING at 1/31/14 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.K. Gilt 10 yr (Short)	2	$362,940	Mar-14	$(5,068)
U.S. Treasury Bond 30 yr (Long)	2	267,188	Mar-14	6,277
U.S. Treasury Note 10 yr (Long)	9	1,131,750	Mar-14	9,311
U.S. Treasury Note 5 yr (Short)	3	361,875	Mar-14	(185)

Total				$10,335

WRITTEN SWAP OPTIONS OUTSTANDING at 1/31/14 (premiums $36,077) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International

(1.5775)/3 month USD-LIBOR-BBA/May-19	May-14/1.5775	$6,559,500	$20,269

Total			$20,269

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/14 (Unaudited)

Counterparty			Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	appreciation/
Floating rate index/Maturity date	date/strike	amount	(depreciation)

Bank of America N.A.

2.60/3 month USD-LIBOR-BBA/Mar-24 (Purchased)	Mar-14/2.60	$3,912,700	$(391)
(2.84)/3 month USD-LIBOR-BBA/Mar-24 (Purchased)	Mar-14/2.84	3,912,700	(5,047)
3.04/3 month USD-LIBOR-BBA/Mar-24 (Written)	Mar-14/3.04	3,912,700	742
(2.60)/3 month USD-LIBOR-BBA/Jan-25 (Written)	Jan-15/2.60	3,912,700	(2,191)
JPMorgan Chase Bank N.A.

2.777/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-14/2.777	3,279,700	(8,757)
(1.60)/3 month USD-LIBOR-BBA/May-19 (Written)	May-14/1.60	6,559,500	14,759

Total			$(885)

TBA SALE COMMITMENTS OUTSTANDING at 1/31/14 (proceeds receivable $1,042,656) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s, February 1, 2044	$1,000,000	2/13/14	$1,047,578

Total			$1,047,578

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
GBP	412,000	$—	8/15/31	3.6%	6 month GBP-LIBOR-BBA	$(49,823)
Goldman Sachs International
GBP	412,000	—	9/23/31	6 month GBP-LIBOR-BBA	3.1175%	(127)

Total		$—	$(49,950)

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited)

			Upfront		Payments	Payments	Unrealized
			premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$3,498,400	(E)	$(39)	11/21/23	3 month USD-LIBOR-BBA	4.22125%	$13,989
	4,967,700	(E)	(28)	11/21/18	2.1525%	3 month USD-LIBOR-BBA	14,329
	127,000		(8)	9/25/23	3 month USD-LIBOR-BBA	2.92%	3,197
	4,967,700	(E)	(40)	11/20/18	2.14%	3 month USD-LIBOR-BBA	15,509
	3,498,400	(E)	(39)	11/20/23	3 month USD-LIBOR-BBA	4.255%	19,097
	27,963,700	(E)	324,213	3/19/19	3 month USD-LIBOR-BBA	2.00%	(85,176)
	46,888,200	(E)	224,069	3/19/16	3 month USD-LIBOR-BBA	0.75%	6,039
	1,556,000	(E)	(25,320)	3/19/44	3 month USD-LIBOR-BBA	3.75%	(60,440)
	29,457,100	(E)	517,368	3/19/24	3 month USD-LIBOR-BBA	3.25%	(539,551)

	Total		$1,040,176	$(613,007)
(E)	Extended effective date.

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/14 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
	Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	Bank of America N.A.
	CMBX NA BBB- Index	BBB-/P	$2,939	$43,000	5/11/63	300 bp	$1,777
	CMBX NA BBB- Index	BBB-/P	5,604	93,000	5/11/63	300 bp	3,092
	CMBX NA BBB- Index	BBB-/P	11,483	186,000	5/11/63	300 bp	6,458
	CMBX NA BBB- Index	BBB-/P	10,944	192,000	5/11/63	300 bp	5,757
	Barclays Bank PLC
	CMBX NA BBB- Index	BBB-/P	16,962	153,000	5/11/63	300 bp	12,828
	Credit Suisse International
	CMBX NA BBB- Index	BBB-/P	411	53,000	5/11/63	300 bp	(1,021)
	CMBX NA BBB- Index	BBB-/P	9,711	122,000	5/11/63	300 bp	6,415
	CMBX NA BBB- Index	BBB-/P	4,534	149,000	5/11/63	300 bp	508
	CMBX NA BBB- Index	BBB-/P	2,625	149,000	5/11/63	300 bp	(1,400)
	CMBX NA BBB- Index	BBB-/P	17,174	152,000	5/11/63	300 bp	13,068
	CMBX NA BBB- Index	BBB-/P	12,288	154,000	5/11/63	300 bp	8,127
	CMBX NA BBB- Index	BBB-/P	11,924	154,000	5/11/63	300 bp	7,763
	CMBX NA BBB- Index	BBB-/P	10,131	154,000	5/11/63	300 bp	5,970
	CMBX NA BBB- Index	BBB-/P	2,520	164,000	5/11/63	300 bp	(1,911)
	CMBX NA BBB- Index	BBB-/P	1,927	166,000	5/11/63	300 bp	(2,558)
	CMBX NA BBB- Index	BBB-/P	13,549	186,000	5/11/63	300 bp	8,524
	CMBX NA BBB- Index	BBB-/P	20,309	265,000	5/11/63	300 bp	13,150
	CMBX NA BBB- Index	BBB-/P	12,187	297,000	5/11/63	300 bp	4,164
	CMBX NA BBB- Index	BBB-/P	5,312	111,000	5/11/63	300 bp	2,313
	CMBX NA BBB- Index	BBB-/P	6,005	139,000	5/11/63	300 bp	2,250
	CMBX NA BBB- Index	—	(8,700)	154,000	1/17/47	(300 bp)	576
	CMBX NA BBB- Index	—	(9,371)	154,000	1/17/47	(300 bp)	(95)
	CMBX NA BBB- Index	—	(9,371)	154,000	1/17/47	(300 bp)	(95)

	Total		$151,097	$95,660

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at January 31, 2014. Securities rated by Putnam are indicated by “/P.”

Key to holding's currency abbreviations
GBP	British Pound
Key to holding's abbreviations
BKNT	Bank Note
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from November 1, 2013 through January 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $257,148,843.
(b)	The aggregate identified cost on a tax basis is $258,954,009, resulting in gross unrealized appreciation and depreciation of $3,733,739 and $1,082,561, respectively, or net unrealized appreciation of $2,651,178.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$22,194,293	$—	$22,194,293	$643	$—
	Putnam Short Term Investment Fund *	41,272,712	99,979,649	101,917,203	9,233	39,335,158
	Totals	$63,467,005	$99,979,649	$124,111,496	$9,876	$39,335,158
* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(F)	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $10,425,129 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.
Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to isolate prepayment risk, to hedge prepayment risk, and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap options contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge interest rate risk, and to gain exposure to interest rates.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $102,919 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $148,957.
TBA purchase commitments: The fund may enter into TBA commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss.
Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities to dispose of the TBA commitments prior to settlement.
TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at their fair value, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities to dispose of the TBA commitments prior to settlement.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Corporate bonds and notes	$—	$97,631,899	$—
Foreign government and agency bonds and notes	—	1,687,948	—
Mortgage-backed securities	—	76,075,163	—
Municipal bonds and notes	—	3,200,000	—
Purchased swap options outstanding	—	30,600	—
U.S. government and agency mortgage obligations	—	5,666,251	—
U.S. treasury obligations	—	57,787	—
Short-term investments	39,335,158	37,920,381	—

Totals by level	$39,335,158	$222,270,029	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(976)	$—
Futures contracts	10,335	—	—
Written swap options outstanding	—	(20,269)	—
Forward premium swap option contracts	—	(885)	—
TBA sale commitments	—	(1,047,578)	—
Interest rate swap contracts	—	(1,703,133)	—
Credit default contracts	—	(55,437)	—

Totals by level	$10,335	$(2,828,278)	$—

Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Credit contracts	$27,828	$83,265
Foreign exchange contracts	—	976
Interest rate contracts	127,964	1,811,316

Total	$155,792	$1,895,557

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased swap option contracts (contract amount)		$14,100,000
Written swap option contracts (contract amount)		$18,100,000
Futures contracts (number of contracts)		10
Forward currency contracts (contract amount)		$200,000
OTC interest rate swap contracts (notional)		$1,300,000
Centrally cleared interest rate swap contracts (notional)		$126,800,000
OTC credit default swap contracts (notional)		$3,600,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: March 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: March 28, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: March 28, 2014